SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                           [FMS FINANCIAL LETTERHEAD]








March 23, 2001

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FMS Financial Corporation, (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 26, 2001, at 10:00 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the President will report on the operations of the Corporation. Directors and Officers of the Corporation will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's auditors for the 2001 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                  Sincerely,


                                                  /s/Craig W. Yates
                                                  ------------------------------
                                                  Craig W. Yates
                                                  President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 26, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 26, 2001, at 10:00 a.m. for the following purposes:

          1.   To elect three directors; and

          2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the 2001 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2001 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Thomas M. Topley
                                              ----------------------------------
                                              THOMAS M. TOPLEY
                                              Secretary
Burlington, New Jersey
March 23, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 23, 2001 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 26, 2001 at 10:00 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting (the "Record Date"). On the Record Date, there were 6,727,702 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.



                                              Amount and        Percent of
                                              Nature of         Shares of
Name and Address                              Beneficial       Common Stock
of Beneficial Owner                           Ownership       Outstanding(%)
-------------------                        ---------------    --------------

Farmers and Mechanics Bank                    348,372(1)            5.18%
Employee Stock Ownership Plan ("ESOP")
3 Sunset Road
Burlington, New Jersey  08016

Craig W. Yates                              1,301,362(2)(3)        19.34%
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                              596,700(2)(4)         8.87%
Edward Arthur Ackerman
11 Norumbega Drive
Camden, Maine  04843

Roy D. Yates                                1,118,179(5)           16.62%
26 Navajo Road
E. Brunswick, NJ 08816

All Executive Officers and Directors        2,710,097(6)           40.28%
as a Group (12 persons)

(footnotes on next page)

---------------------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Corporation. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed directors Barber, Lignana, Flamini, Staats, Wells, Page and Roy D. Yates to serve on the ESOP Committee (the "ESOP Committee") and to serve as ESOP trustees (the "ESOP Trustees"). The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received are voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, all shares have been allocated under the ESOP to participant accounts.
(2) Frances E. Yates is the sister of Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(3) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) The information as to Frances E. Yates and Edward Arthur Akerman (the "Reporting Persons) is derived from a Schedule 13D, dated March 1, 2000. The Schedule 13D states that Frances E. Yates has sole voting and dispositive power with respect to 388,500 shares. Edward Arthur Akerman has sole voting and dispositive power with respect to 60,000 shares. The Reporting Persons have shared voting and dispositive power with respect to 148,200 shares. Mr. Akerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.
(5) Roy D. Yates is the nephew of Craig W. Yates. Includes 894,179 shares held as Co-Executor of Estate of Charles B. Yates and 22,000 shares held by minor children of Mr. Roy D. Yates.
(6) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 73,000 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers were made on a timely basis during the 2000 fiscal year. Other than as disclosed in Principal Holders, the Corporation is not aware of any other beneficial owners, as defined in the 1934 Act Regulations, of more then ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

         The Board of  Directors  regrets the passing in October 2000 of Charles
B. Yates. Charles B. Yates, brother of Craig W. Yates, President and Chief Executive Officer of the Corporation, was, at the time of his death, Chairman of the Board of Directors of the Corporation and the Bank, a position he held since April 1994. Subsequently, the Board of Directors appointed Roy D. Yates, son of Charles B. Yates, to the Board of Directors of the Corporation and the Bank to fill the unexpired term of his father until his nomination for reelection in 2001.

         Accordingly, Roy D. Yates, along with George J. Barber and Dominic W. Flamini (the "Nominees") have been nominated by the Board of Directors for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."

                                                                               Shares of Common
                            Age                                               Stock Beneficially
                            at            Year First         Current             Owned as of
                       December 31,       Elected or         Term to               March 1,          Percent of
Name                       2000           Appointed          Expire                2001(1)            Class (%)
----                      ------          ---------          ------               ---------           ---------

                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Roy D. Yates (2)            38               2000             2001                1,118,179            16.62
George J. Barber            79               1973             2001                   37,333               --(4)
Dominic W. Flamini          62               1986             2001                    1,100               --(4)
                                       DIRECTORS CONTINUING IN OFFICE
Vincent R. Farias           54               1996             2003                    4,525               --(4)
James C. Lignana            58               1986             2003                   96,500             1.43
Wayne H. Page               78               1954             2003                   42,588               --(4)
Edward J. Staats, Jr.       56               1996             2002                   30,000               --(4)
Mary Wells                  58               1998             2002                      425               --(4)
Craig W. Yates              58               1990             2002                1,301,362(3)         19.34

------------------------
(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Roy D. Yates is the nephew of Craig W. Yates. Includes 894,179 shares held as Co-Executor of Estate of Charles B. Yates.
(3) Includes 16,756 shares allocated to individual's account under the ESOP. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4)  Less than 1% of Common Stock outstanding.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         Roy D. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Dominic  W.  Flamini  is  the   President   and  owner  of  First  U.S.
Corporation, a real estate development and property management Corporation located in Haddon Heights, New Jersey.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Edgewater Park, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         James C. Lignana is Vice President of the Allied Beverage Group LLC, a wholesale wine and spirits dealer located in Pennsauken, New Jersey. He has been a director of the Bank since 1986 and was elected to the Corporation's Board in June 1990.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

         Edward J. Staats,  Jr.  serves as Chairman of the Board.  Mr. Staats is
the  President  of  Staats  Construction  Co.,   Incorporated,   a  construction
Corporation located in Edgewater Park, New Jersey.

         Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. For the prior five years, Mr. Yates was a private investor. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2000, the Board of Directors held 12 meetings. Other than Mr. Lignana, no director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the

Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Certificate of Incorporation. If the Nominating Committee fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote at the annual meeting. The Nominating Committee, which is not a standing committee, met once during the year ended December 31, 2000.

         The Compensation Committee, currently composed of Directors Staats, Wells, Farias, Lignana, Page, Flamini, Barber and Roy D. Yates meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met once during the year ended December 31, 2000.

         The Audit Committee currently consists of Directors Staats, Wells, Farias, Lignana, Page, Flamini, Barber and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, and the Corporation's compliance and internal audit firm.

         The Audit Committee is responsible for recommending the appointment of the Corporation's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The Audit Committee met four times during the year ended December 31, 2000.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

         Audit Fees. For the fiscal year ended December 31, 2000, the Corporation paid approximately $89,000 for professional services rendered in connection with the audit of the annual financial statements and review of the quarterly financial statements. All audit and review services were performed by employees of the Corporation's independent auditor, PricewaterhouseCoopers LLP ("Pricewaterhouse") and no other services, including financial information systems design and implementation, were rendered by Pricewaterhouse during the year ended December 31, 2000.

Report of the Audit Committee

         For the fiscal year ended December 31, 2000, the Audit Committee (i) reviewed and discussed the Corporation's audited financial statements with management, (ii) discussed with Pricewaterhouse all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from Pricewaterhouse disclosures regarding Pricewaterhouse's independence as required by Independence Standards Board Standard No. 1 and discussed with Pricewaterhouse its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Audit Committee:
                  Edward J. Staats
                  Vincent R. Farias
                  James C. Lignana
                  Wayne H. Page
                  George J. Barber
                  Dominic W. Flamini
                  Mary Wells
                  Roy D. Yates

--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 2000, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President does not receive director fees or fees for attendance at Board or committee meetings. The Chairman of the Board received $1,500 in addition to directors fees for serving as Chairman for three months for fiscal year ended December 31, 2000. Total fees paid to directors for the fiscal year ended December 31, 2000 were $98,500.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the named executive officer for each of the three years ended December 31, 2000. No other executive officer of the Corporation who served in such capacity during such period received total cash compensation in excess of $100,000.


                                        Annual Compensation
                                        -------------------       All Other
Name and Principal Position     Year    Salary ($)   Bonus ($)  Compensation ($)
---------------------------     ----    ----------   ---------  ----------------

Craig W. Yates                  2000     204,392      10,244          201(1)
President and CEO               1999     203,029      10,000          160
                                1998     200,000      10,000        1,044
-----------------
(1) Includes the value of 156 shares of Common Stock allocated under the ESOP. At December 31, 2000, such shares had a market value of $1,386.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. No member of the Committee is, or was during 2000, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 2000, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  James C. Lignana
                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Mary Wells
                  Roy D. Yates

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1995 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.


                               [GRAPHIC OMITTED]



====================== ========  ========  ======== ========  ========  ========
                       12/29/95  12/31/96  12/31/97 12/31/98  12/31/99  12/31/00
---------------------- --------  --------  -------- --------  --------  --------
CRSP Nasdaq U.S. Index   $100      $123      $151     $213      $395      $238
---------------------- --------  --------  -------- --------  --------  --------
CRSP Nasdaq Bank Index    100       132       221      220       211       241
---------------------- --------  --------  -------- --------  --------  --------
FMS Financial             100       111       218      169       179       170
====================== ========  ========  ======== ========  ========  ========

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the fiscal year ended December 31, 2000 was $286,144. Participants' benefits become 100% vested upon the completion of five years of service with the Corporation. As of December 31, 2000, Craig W. Yates had ten years of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 2000) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 2000, the maximum benefit payable under the Pension Plan was $135,000.

                              Benefits Based on 35 Year Service Requirement
                                     and Normal Retirement During 2000
                 ----------------------------------------------------------------------
Final Average                   Years of Service at Normal Retirement Date
Compensation     ----------------------------------------------------------------------
                    5         10         15         20        25        30        35
                 -------   --------   --------   --------  --------  --------  --------
 $ 50,000        $  5093   $ 10,186   $ 15,279   $ 20,371  $ 25,464  $ 30,577  $ 35,650
   75,000          8,218     16,436     24,654     32,871    41,089    49,307    57,525
  100,000         11,343     22,686     34,029     45,371    56,714    68,057    79,400
  125,000         14,468     28,936     43,404     57,871    72,339    86,807   101,275
  150,000         17,593     35,186     52,779     70,371    87,964   105,557   123,150
  175,000         20,093     40,186     60,279     80,371   100,464   120,557   135,000
  200,000         20,093     40,186     60,279     80,371   100,464   120,557   135,000

Transactions with Management

         The Bank, like many financial institutions, grants loans to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 2000.

                                                                                       Highest                        Prevailing
                                                                                        Unpaid                           Market
                                                                       Original        Balance     Balance  Interest    Interest
                                                             Date        Loan           Since         at      Rate    Rate at Date
Name and Position        Loan Type                        Originated     Amount        12/31/99    12/31/00   Paid %  Originated (%)
-----------------        ---------                        ----------    --------       --------    --------  -------  --------------
Dominic W. Flamini       First Mortgage on primary
Director                 residence                          1/06/88       400,000      328,690     320,263    7.500       10.500

George J. Barber         First mortgage on primary
Director                 residence                         12/07/88       257,000      218,428     212,750    7.000        8.250

James E. Igo             (a) First mortgage on primary
Senior Vice President    residence                         11/14/91       120,000      107,630     105,362    6.625        7.625

                         (b) Installment Loan               8/11/97        18,000       10,355       6,687    6.750        7.750

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP was the Corporation's independent public accountant for the 2000 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its auditors for the fiscal year ending December 31, 2001, subject to ratification by the Corporation's stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

       In  order to be  considered  for  inclusion  in the  Corporation's  proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 23, 2001. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2002 proxy statement, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 27, 2002. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2002 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

       The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

       The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Thomas M. Topley
                                              ----------------------------------
                                              THOMAS M. TOPLEY
                                              Secretary


Burlington, New Jersey
March 23, 2001

                                                                      APPENDIX A


                            FMS Financial Corporation
                             Audit Committee Charter

Mission Statement
-----------------

The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations. The
Committee recognizes that the establishment and maintenance of an internal control structure are the responsibility of Management. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

Audit Committee Organization
----------------------------

The Audit Committee (the "Committee") of FMS Financial Corporation, defined to include the holding company and other subsidiaries, is appointed by the Corporation's Board of Directors. The Committee is composed of at least three to four independent directors; one of whom has been designated its Chairman.

The Committee is designated by the Board to oversee the audit affairs of the Corporation and any subsidiaries ("institution") and to perform such specific audit function reviews as may be determined by the Committee. The Committee will meet quarterly and hold additional meetings as the Chairman shall require in order to satisfy its duties and responsibilities.

The Committee believes that the above mission statement sets forth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

                           Roles and Responsibilities
                           --------------------------

Internal Control
----------------

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls within the institution.

o Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

o Meet regularly with the internal and external auditors to keep the Audit Committee informed about deficiencies in internal control and certain other matters, such as illegal acts committed by the institution.

o Review with management and the internal and external auditors the significant business and audit risks within the institution and the plans to minimize such risks.

Financial Reporting
-------------------

o Meet with management and the external auditors to gain an understanding of significant accounting and financial reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

Compliance with Laws and Regulations
------------------------------------

o Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

o Review the findings of any examinations by regulatory agencies such as the OCC, OTS Federal Reserve, FDIC, and the New Jersey State Department of Banking and Insurance.

o      Be familiar with Management's response to regulatory examinations.

Internal Audit Department
-------------------------

o Approve an annual Risk Assessment and Audit Plan developed by the Internal Audit Department.

o      Meet   quarterly   with  the  Internal   Audit   Department  to  gain  an
       understanding of the effectiveness of the internal audit function in evaluating their performance.

o The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations, and bank policy. The Audit Committee will set forth outsourcing vendor's responsibilities in a written contract, the terms of which comply with the "Interagency Policy Statement on Internal Audit and Internal Audit Outsourcing."

External Auditors
-----------------

o Review the external auditors time table, scope, and approach to the annual examination.

o Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditor's assertion of their independence in accordance with professional standards.

o      Obtain  from the  external  auditors  their  annual  letter  to the Audit
       Committee  in  satisfaction  of  SAS  60  and  61  regarding   Reportable
       Conditions and Report to the Audit Committee.

o Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors.

Other Committee Responsibilities
--------------------------------

o Periodically meet with the external auditors, internal audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

o Review findings and recommendations made by the internal and external auditors and banking regulators. Determine that these recommendations are received, discussed, and implemented by management on a timely basis.

o      Perform other oversight functions as requested by the full Board.

o Review and update the Audit Charter annually and submit the charter to the Board for approval.

o Update annually the Board of Directors about Audit Committee activities and make appropriate recommendations when necessary.

This Audit Committee Charter was presented to and reaffirmed by the Audit Committee and Board of Directors of FMS Financial Corporation on December 20, 2000.


------------------------------                      ----------------------------
George J. Barber                                    Edward J. Staats, Jr.
Chairman, Audit Committee                           Chairman, Board of Directors
FMS Financial Corporation                           FMS Financial Corporation

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2001
--------------------------------------------------------------------------------

       The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 26, 2001, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                  VOTE       VOTE
                                                   FOR     WITHHELD
                                                  -----    --------

1.     To elect as directors all nominees
       listed below for three-year terms
       (except as marked to the contrary):         |_|        |_|

       Roy D. Yates
       George J. Barber
       Dominic W. Flamini

       INSTRUCTIONS: To withhold your vote for any individual nominee, insert ------------ that nominee's name on the line provided below.


--------------------------------------------------------------------------------

                                                   FOR     AGAINST      ABSTAIN
                                                   ---     -------      -------

2.     To ratify the appointment of
       PricewaterhouseCoopers LLP as auditors for
       the Corporation for the 2001 fiscal year.   |_|       |_|           |_|


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 23, 2001, and a 2000 Annual Report.

       Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                            ------------------------------------
                                            PRINT NAME OF STOCKHOLDER


                                            ------------------------------------
                                            SIGNATURE OF STOCKHOLDER


                                            ------------------------------------
                                            PRINT NAME OF STOCKHOLDER


                                            ------------------------------------
                                            SIGNATURE OF STOCKHOLDER




                                            Date:
                                                  ------------------------------



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------